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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2003

VCampus Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)
000-21421 (Commission file Number)	54-1290319 (IRS Employer ID Number)
1850 Centennial Park Drive, Suite 200, Reston, VA 20191 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (703) 893-7800

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On December 18, 2002, the Registrant entered into an Amended and Restated Employment Agreement with Daniel J. Neal as Executive Vice Chairman. On January 22, 2003, the Registrant entered into an employment agreement, effective as of January 1, 2003, with Narasimhan P. Kannan as President and Chief Executive Officer. A copy of both agreements are attached as exhibits hereto.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits
	10.80	Amended and Restated Employment Agreement, dated December 18, 2002, with Daniel J. Neal.
	10.81	Employment Agreement, effective as of January 1, 2003, with Narasimhan P. Kannan.
	99.1	Portions of a presentation to be delivered to various participants in the securities industry and first delivered on January 22, 2003.

Item 9. Regulation FD Disclosure

        On January 22, 2003, the Registrant gave a presentation regarding the Registrant's business. The Registrant intends to deliver this presentation to various participants in the securities industry. Portions of the presentation are attached as an exhibit hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCAMPUS CORPORATION
Date: January 24, 2003	/s/ CHRISTOPHER L. NELSON Christopher L. Nelson Chief Financial Officer

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURES